                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 1996
                                                  -------------

                           CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                  0-27314                 11-2994671
        --------                  -------                 ----------
State or Other Jurisdiction     Commission              (IRS Employer
     of Incorporation           File Number          Identification No.)

  565 Taxter Road, Elmsford, New York                   10523-5200
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(Address of Principal Executive Offices)                 Zip Code

Registrant's telephone number, including area code:  (914) 592-6677
                                                     --------------

                         ------------------------------
                         Former name or former address,
                          if changed since last report

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits

                a-1    Report of Independent Auditors

                a-2* Statements of Financial Condition at September 30, 1994 and 1995 and June 30, 1996 (unaudited)

                a-3* Statement of Operations for the years ended September 30, 1993, 1994 and 1995 and for the nine months ended June 30, 1995 (unaudited) and 1996 (unaudited)

                a.4* Statements of Stockholders' Equity for the years ended September 30, 1993, 1994 and 1995 and for the nine months ended June 30, 1996 (unaudited)

                a-5* Statements of Cash Flows for the years ended September 30, 1993, 1994 and 1995 and for the nine months ended June 30, 1995 (unaudited) and 1996 (unaudited)

                a-6*    Notes to Financial Statements

                b-1* Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the six months ended June 30, 1996

               23.1    Consent of Independent Auditors


*  Amends exhibit filed previously in Form 8-K on May 2, 1996

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CITYSCAPE FINANCIAL CORP.
                                                         (Registrant)


                                                  By:     /s/ Robert Grosser
                                                          ------------------
                                                  Name:   Robert Grosser
                                                  Title:  President

Dated:  September 27, 1996

                               INDEX TO EXHIBITS

Exhibits        Description                                                Page
- --------        -----------                                                ----
 a-1           Report of Independent Auditors

 a-2* Statements of Financial Condition at September 30, 1994 and 1995 and June 30, 1996 (unaudited)

 a-3*           Statement of Operations for the years ended September
                30, 1993, 1994 and 1995 and for the nine months ended
                June 30, 1995 (unaudited) and 1996 (unaudited)

 a.4*           Statements of Stockholders' Equity for the years ended
                September 30, 1993, 1994 and 1995 and for the nine months ended June 30, 1996 (unaudited)

 a-5*           Statements of Cash Flows for the years ended September
                30, 1993, 1994 and 1995 and for the nine months ended
                June 30, 1995 (unaudited) and 1996 (unaudited)

 a-6*           Notes to Financial Statements

 b-1* Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the six months ended June 30, 1996

23.1           Consent of Independent Auditors

*  Amends exhibit filed previously in Form 8-K on May 2, 1996